Exhibit 10.6

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") is dated effective as of November 4, 2016, by and between THE FEMALE HEALTH COMPANY, a Wisconsin corporation (the "Company"), and MITCHELL S. STEINER, MD (the "Executive").

RECITALS

A. The Company and Executive are parties to that certain Employment Agreement dated as of April 5, 2016, as amended as of July 18, 2016 (the "Existing Agreement").  Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Existing Agreement.

B. In accordance with Section 11 of the Existing Agreement, the undersigned desire to amend the Existing Agreement as set forth in this Amendment.

AGREEMENTS

In consideration of the foregoing recitals and the mutual representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the parties agree as follows:

1. Section 8 of the Existing Agreement is amended by changing the title to “Limited Affiliation with OPKO” and by adding the following proviso to the end of the second sentence:

“; and provided further that the Executive may continue to act as a special advisor to OPKO, provided such activity does not interfere with his obligation hereunder to be available full-time to perform his duties under this Agreement, and provided further that should there be a business opportunity presented to the Company that Executive learns of through his work with Company that potentially relates to OPKO, and should Company decline to pursue the business opportunity, before passing such opportunity on to OPKO, Executive will first inform the Company’s Board of Directors as to the nature of the opportunity and seek Board approval before such opportunity could be presented to OPKO.”

2.	No Other Changes. Except as expressly provided herein, the Existing Agreement shall remain unchanged and in full force and effect.

3. Counterparts.   This Amendment may be executed in two or more counterparts, all of which shall be considered originals of one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties.  Signatures delivered by facsimile or by e-mail in portable document format (PDF) shall be binding for all purposes hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Employment Agreement as of the date first above written.

COMPANY:

THE FEMALE HEALTH COMPANY
By: /s/ Michele Greco
Michele Greco
Executive Vice President, Finance

EXECUTIVE:
/s/Mitchell S. Steiner
Mitchell S. Steiner

[Signature Page to Second Amendment to Employment Agreement]